UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4630

John Hancock Investment Trust III
(Exact name of registrant as specified in charter)

101 Huntington Avenue, Boston, Massachusetts 02199
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary
101 Huntington Avenue
Boston, Massachusetts 02199
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-375-1513

Date of fiscal year end:      October 31

Date of reporting period:     April 30, 2005

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Mid Cap
Growth Fund

4.30.2005

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 13

For more information
page 29


Dear Fellow Shareholders,

After advancing for a second straight year in 2004, the stock market pulled back in the first four months of 2005. For much of 2004 the market had been in the doldrums as investors fretted about rising oil prices, higher interest rates, the war in Iraq and a closely contested presidential race. But the year ended on a high note with a sharp rally sparked by a definitive end to the U.S. presidential election and moderating oil prices.

Investors were brought back down to earth in January, however, as the market declined in three of the four weeks and produced negative results for the month in a broad-based move downward. Rising oil prices and interest rates, and concerns about less robust corporate earnings growth were among the culprits that kept investors on the sidelines. Investors began to re-enter the market in February, reversing January's decline. But as the month progressed into March and April investors again grew concerned about further spikes in oil prices and rising interest rates. As a result, the first four months of 2005 ended with the major indexes in the red. By the end of April, the Dow Jones Industrial Average had returned -4.81%, the S&P 500 Index returned -4.00%, while the Nasdaq Composite Index fell by 11.67%. Bonds performed slightly better, managing to produce positive results, with the Lehman Brothers Aggregate Bond Index returning 0.87%.

In October, you may recall we requested your vote on a proposal regarding the election of your fund's Board of Trustees. We are pleased to report that shareholders overwhelmingly approved the proposal, which became effective January 1, 2005. As a result, all open-end John Hancock funds now have the same Board of Trustees, comprised of ten members -- nine of them, including the Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser. We believe this move is a way to improve the effectiveness of the Trustees' oversight of the funds, and we are grateful for your support.

Sincerely,

/S/ James A. Shepherdson

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of April 30, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by
investing at least
80% of its assets in
stocks of medium-
capitalization
companies (in the
capitalization range
of the Russell
Midcap Growth
Index) with above-
average earnings
growth.

Over the last six months

* U.S. stocks posted only modest gains, pressured by higher interest rates, rising energy prices and increased commodity costs.

* Mid-cap stocks beat small- and large-cap stocks, while growth lagged value.

* Weak returns from the Fund's health care, industrials and energy stocks overshadowed strong gains from the consumer discretionary and materials sectors.


[Bar chart with heading "John Hancock Mid Cap Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2005." The chart is scaled in increments of 1% with -2% at the bottom and 0% at the top. The first bar represents the -1.08% total return for Class A. The second bar represents the -1.32% total return for Class B. The third bar represents the -1.32% total return for Class C. The fourth bar represents the -0.71% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]


Top 10 holdings

 4.9%   Comverse Technology, Inc.
 4.5%   Affiliated Managers Group, Inc.
 4.3%   Owens-Illinois, Inc.
 4.0%   Sotheby's, Holding, Inc.
 3.8%   Jarden Corp.
 3.7%   Toreador Resources Corp.
 3.6%   Coach, Inc.
 3.6%   Rowan Cos., Inc.
 3.5%   Fastenal Co.
 3.3%   BJ Services Co.

As a percentage of net assets on April 30, 2005.

BY THOMAS P. NORTON, CFA, PORTFOLIO MANAGER

MANAGER'S
REPORT

JOHN HANCOCK
Mid Cap Growth Fund

Mid-cap stocks led the stock market, which made modest headway during the six months ended April 30, 2005. After a strong start last fall, the market ran into headwinds in 2005 as rising interest rates, record energy prices and increased commodity prices pressured corporate and consumer spending. Most companies were unable to put through price hikes to offset these higher costs, dampening their profit outlook. In this environment, investors became more cautious, favoring bargain value stocks over more expensive growth stocks. Utilities, energy and consumer staples stocks did well, while technology and financials struggled. The Russell Mid Cap Growth Index closed the period with a 4.07% return, ahead of the 3.28% return for the Standard and Poor's 500 Index.

"Mid-cap stocks led the stock
 market, which made modest
 headway during the six months
 ended April 30, 2005."

Strategy and performance review

John Hancock Mid Cap Growth Fund maintained its focus on mid-size companies with market capitalizations between $3 billion and $10 billion. The portfolio remained diversified with a bias toward economically sensitive sectors. We concentrated on stocks with the best potential to grow earnings over the long term, either through increased sales or improved profit margins. The Fund's health care, industrial and energy stocks turned in disappointing near-term returns, outweighing positive contributions from materials and consumer discretionary investments.

For the six months ended April 30, 2005, the Fund's Class A, Class B, Class C and Class I shares posted total returns of -1.08%, -1.32%, -1.32% and -0.71%, respectively, at net asset value. The Fund trailed the average mid-cap growth fund, which returned 1.68% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Long-term performance information can be found on pages six and seven.

Biotech and pharmaceutical detractors

In health care, our hunt for strong long-term earnings growth led us to biotechnology and pharmaceutical stocks. These industries suffered as investors grew more risk averse. Biogen Idec, a biotech leader, declined sharply when news surfaced that its promising new multiple sclerosis drug, Tysabri, might be linked to a deadly brain virus. We sold our stake as the company's near-term growth prospects weakened. On the pharmaceutical side, Medicines Co. fell after the Federal Drug Administration rejected a proposal to change the labeling on one of its heart-related drugs. Rigel Pharmaceuticals, a company that is developing closely related allergy and asthma drugs, sank as investors worried about why Pfizer had signed on as a partner on the asthma drug, but not the allergy drug. We believed management would realize more value by doing separate deals and added to our stake.


[A photo of Thomas Norton, flush right next to first paragraph.]


Offsetting some of these losses were strong gains from a few companies that investors viewed as less risky. Gen-Probe, which provides testing equipment for blood and urine samples, benefited from increased sales of a new machine, as well as the highly profitable assay solutions it uses. Invitrogen, which makes kits that help biotech and pharmaceutical companies develop and research drugs, rebounded from an earlier earnings disappointment.

"While the Fund benefited from
 paring back on technology,
 specific stocks still detracted
 from returns..."

Bias toward industrials and energy sectors

The Fund had a sizable investment in industrials, but avoided rust-belt type companies that we thought would be especially vulnerable to rising raw materials and energy costs. Instead, we targeted business services companies such as Monster Worldwide and Manpower. These stocks declined amid worries that economic growth would stall and hurt hiring. We held on, believing the long-term growth prospects for each company remained intact. We exited, however, from AirTran Holdings, a low-cost airline pressured by rising energy costs and increased competition.

We also focused on energy stocks, which we expected to benefit from rising oil and gas commodity prices. Initially, we targeted oil service companies, which supply drilling and pumping equipment to the exploration and production (e&p) companies. When the e&p companies did not step up spending on services as quickly as expected, the service stocks suffered. We decided to diversify, adding Toreador Resources, an e&p company that is developing promising new assets in the Black Sea (offshore from Turkey) and Romania. Its stock price declined sharply when investors became concerned that energy prices had peaked.


[Table at top left-hand side of page entitled "Sector distribution 2." The first listing is Consumer discretionary - 20%, the second is Information technology - 17%, the third is Health care - 17%, the fourth is Industrials
- 16%, the fifth is Materials - 11%, the sixth is Energy - 11%, the seventh is Financials - 5% and the eighth is Consumer staples - 2%.]


Strong stock picking in materials and consumer discretionary

We boosted the Fund's stake in materials, a sector that tends to do well when the economy picks up. The Fund's top performers included Owens-Illinois, a glass manufacturer, and Crown Packaging, which makes cans for beverages and foods. Both stocks rallied as industry consolidation eased competition and improved pricing. In addition, Owens-Illinois restructured its European operations, while Crown strengthened its balance sheet. On the consumer discretionary side, Panera Bread and Jarden posted strong gains. As the Atkins diet craze faded from popularity, Panera benefited from improved same store sales, growing profitability and continued expansion. Jarden, a diversified consumer products company that recently acquired Sunbeam and Coleman, also rallied nicely. In financials, Affiliated Managers -- a conglomerate of investment management companies -- climbed after announcing some new acquisitions.


[Pie chart at middle of page with heading "Portfolio diversification 2." The chart is divided into two sections (from top to right): Common stocks 99% and Short-term investments & other 1%. ]


Reduced stake in technology

While the Fund benefited from paring back on technology, specific stocks still detracted from returns. Motive, which develops software for the broadband market, tumbled as prospects for corporate spending weakened. Affiliated Computer, which is an outsourcer that processes paperwork, such as Medicare, Medicaid, welfare and student loan payments, fell when it lost a bid for a major contract with the state of Texas. Lexmark International, which manufactures printers, declined as industry pricing weakened and sales of printer cartridges slowed. By contrast, VERITAS Software rallied nicely following a premium buy-out offer from Symantec.


[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Periods performance...and what's behind the numbers." The first listing is Panera Bread followed by an up arrow with the phrase "Improved same store sales, good profitability, continued expansion." The second listing is Toreador Resources followed by a down arrow with the phrase "Concerns that energy prices had peaked." The third listing is Biogen Idec followed by a down arrow with the phrase "Promising new multiple sclerosis drug pulled from market."]


Potential shift in positioning

We plan to continue looking for mid-cap companies with strong earnings growth potential. If short-term interest rates and inflation move higher, we will most likely shift more assets toward intellectual property companies in such industries as software and biotech that are not as exposed to rising commodity and energy costs. As the recovery ages, we may also reduce the Fund's bias toward more economically sensitive sectors such as materials.

"We plan to continue looking for
 mid-cap companies with strong earn
 ings growth potential."

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. The manager's statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on 4-30-05.

A LOOK AT
PERFORMANCE

For the period ended
April 30, 2005

                              Class A      Class B      Class C      Class I 1
Inception date                11-1-93      11-1-93       6-1-98       3-1-02

Average annual returns with maximum sales charge (POP)
One year                        -7.10%       -7.71%       -3.82%       -1.63%
Five years                     -12.83       -12.88       -12.54           --
Ten years                        3.67         3.61           --           --
Since inception                    --           --        -2.39         1.07

Cumulative total returns with maximum sales charge (POP)
Six months                      -6.04        -6.25        -2.30        -0.71
One year                        -7.10        -7.71        -3.82        -1.63
Five years                     -49.68       -49.82       -48.81           --
Ten years                       43.42        42.56           --           --
Since inception                    --           --       -15.41         3.43

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in two separate indexes.

[Line chart with the heading "GROWTH OF $10,000." Within the chart are four lines. The first line represents the Standard & Poor's 500 Index and is equal to $26,562 as of April 30, 2005. The second line represents the Russell Midcap Growth Index and is equal to $24,505 as of April 30, 2005. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund, before sales charge, and is equal to $15,093 as of April 30, 2005. The fourth line represents the value of the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $14,342 as of April 30, 2005.]


                                    Class B 1    Class C 1    Class I 2
Period beginning                    4-30-95       6-1-98       3-1-02
Mid Cap Growth Fund                 $14,256       $8,459      $10,343
Index 1                              26,562       11,756       10,797
Index 2                              24,505       13,190       12,022

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of April 30, 2005. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index -- Index 1 -- is an unmanaged index that includes 500 widely traded common stocks.

Russell Midcap Growth Index -- Index 2 -- is an unmanaged index that contains those stocks from the Russell Midcap Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on October 31, 2004, with the same investment held until April 30, 2005.

Account value                           Expenses paid
$1,000.00         Ending value          during period
on 10-31-04         on 4-30-05          ended 4-30-05 1

Class A                $989.20                  $8.65
Class B                 986.80                  12.02
Class C                 986.80                  12.12
Class I                 992.90                   5.18

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2005 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on October 31, 2004, with the same investment held until April 30, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                          Expenses paid
$1,000.00         Ending value         during period
on 10-31-04         on 4-30-05         ended 4-30-05 1

Class A              $1,016.10                 $8.77
Class B               1,012.70                 12.18
Class C               1,012.60                 12.28
Class I               1,019.60                  5.25


Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.75%, 2.45%, 2.45% and 1.04% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2005
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 98.58%                                                                                     $120,967,776
(Cost $111,627,433)

Advertising 2.11%                                                                                           2,586,480
Omnicom Group, Inc.                                                                            31,200       2,586,480

Aerospace & Defense 2.81%                                                                                   3,443,700
Engineered Support Systems, Inc.                                                               97,500       3,443,700

Apparel -- Retail 3.01%                                                                                     3,699,050
Urban Outfitters, Inc. (I)                                                                     83,500       3,699,050

Apparel, Accessories & Luxury Goods 3.62%                                                                   4,448,800
Coach, Inc. (I)                                                                               166,000       4,448,800

Application Software 1.11%                                                                                  1,364,130
BEA Systems, Inc. (I)(L)                                                                      197,700       1,364,130

Asset Management & Custody Banks 4.46%                                                                      5,471,375
Affiliated Managers Group, Inc. (I)(L)                                                         87,500       5,471,375

Biotechnology 6.85%                                                                                         8,406,208
Gilead Sciences, Inc. (I)                                                                      56,000       2,077,600
Invitrogen Corp. (I)(L)                                                                        28,000       2,051,560
Protein Design Labs, Inc. (I)(L)                                                              152,100       2,719,548
Threshold Pharmaceuticals, Inc. (I)                                                           250,000       1,557,500

Broadcasting & Cable TV 3.06%                                                                               3,756,000
Univision Communications, Inc. (Class A) (I)(L)                                                75,000       1,971,750
Westwood One, Inc. (I)(L)                                                                      97,500       1,784,250

Communications Equipment 4.95%                                                                              6,071,256
Comverse Technology, Inc. (I)                                                                 266,400       6,071,256

Computer Storage & Peripherals 2.15%                                                                        2,639,100
Lexmark International, Inc. (Class A) (I)                                                      38,000       2,639,100

Data Processing & Outsourced Services 2.52%                                                                 3,098,550
Affiliated Computer Services, Inc. (Class A) (I)(L)                                            65,000       3,098,550

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Diversified Commercial Services 4.03%                                                                      $4,942,665
Sotheby's Holdings, Inc. (Class A) (I)                                                        301,750       4,942,665

Diversified Metals & Mining 3.73%                                                                           4,573,090
Freeport-McMoRan Copper & Gold, Inc. (Class B)                                                 72,000       2,495,520
Phelps Dodge Corp.                                                                             24,200       2,077,570

Electronic Manufacturing Services 2.00%                                                                     2,450,880
Jabil Circuit, Inc. (I)(L)                                                                     88,800       2,450,880

Employment Services 6.05%                                                                                   7,421,004
Manpower, Inc.                                                                                 89,600       3,454,080
Monster Worldwide, Inc. (I)                                                                   172,400       3,966,924

Health Care Equipment 3.11%                                                                                 3,814,440
Gen-Probe, Inc. (I)                                                                            76,000       3,814,440

Internet Software & Services 2.28%                                                                          2,794,086
Motive, Inc. (I)                                                                              337,450       2,794,086

Leisure Products 3.83%                                                                                      4,694,817
Jarden Corp. (I)(L)                                                                           105,100       4,694,817

Metal & Glass Containers 7.01%                                                                              8,600,640
Crown Holdings, Inc. (I)                                                                      222,000       3,341,100
Owens-Illinois, Inc. (I)                                                                      214,500       5,259,540

Movies & Entertainment 1.45%                                                                                1,784,055
Radio One, Inc. (Class D) (I)(L)                                                              136,500       1,784,055

Oil & Gas Drilling 3.55%                                                                                    4,358,879
Rowan Cos., Inc. (I)                                                                          164,300       4,358,879

Oil & Gas Equipment & Services 3.28%                                                                        4,021,875
BJ Services Co.                                                                                82,500       4,021,875

Oil & Gas Exploration & Production 3.68%                                                                    4,521,540
Toreador Resources Corp. (I)                                                                  268,500       4,521,540

Personal Products 2.16%                                                                                     2,650,290
Estee Lauder Cos., Inc. (The) (Class A)                                                        69,000       2,650,290

Pharmaceuticals 6.73%                                                                                       8,264,871
Medicines Co. (The) (I)(L)                                                                    153,500       3,277,225
Rigel Pharmaceuticals, Inc. (I)                                                               165,350       2,835,753
Taro Pharmaceutical Industries Ltd. (Israel) (I)(L)                                            74,050       2,151,893

Restaurants 3.18%                                                                                           3,901,560
Panera Bread Co. (Class A) (I)(L)                                                              78,000       3,901,560

See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Semiconductor Equipment 2.36%                                                                              $2,898,279
Broadcom Corp. (Class A) (I)                                                                   96,900       2,898,279

Trading Companies & Distributors 3.50%                                                      4,290,156
Fastenal Co.                                                                                   80,100       4,290,156


                                                                                 Interest   Par value
Issuer, description, maturity date                                               rate            (000)          Value
Short-term investments 28.14%                                                                             $34,533,432
(Cost $34,533,432)

Joint Repurchase Agreement 2.89%                                                                            3,547,000
Investment in a joint repurchase agreement transaction
with Bank of America Corp. -- Dated 4-29-05
due 5-2-05 (secured by U.S. Treasury STRIPS
due 11-15-10 thru 8-15-25)                                                       2.85%         $3,547       3,547,000


                                                                                               Shares
Cash Equivalents 25.25%                                                                                    30,986,432
AIM Cash Investment Trust (T)                                                              30,986,432      30,986,432

Total investments 126.72%                                                                                $155,501,208

Other assets and liabilities, net (26.72%)                                                               ($32,793,914)

Total net assets 100.00%                                                                                 $122,707,294


(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of April 30, 2005.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2005
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments at value (cost $146,160,865)
including $30,378,855 of securities loaned                       $155,501,208
Cash                                                                      576
Receivable for shares sold                                             16,106
Dividends and interest receivable                                      18,562
Other assets                                                           24,240

Total assets                                                      155,560,692

Liabilities
Payable for investments purchased                                   1,438,292
Payable for shares repurchased                                        202,366
Payable upon receipt of securities loaned                          30,986,432
Payable to affiliates
Management fees                                                        90,395
Distribution and service fees                                           6,268
Other                                                                  63,782
Other payables and accrued expenses                                    65,863

Total liabilities                                                  32,853,398

Net assets
Capital paid-in                                                   206,059,827
Accumulated net realized loss on investments                      (91,702,247)
Net unrealized appreciation of investments                          9,340,343
Accumulated net investment loss                                      (990,629)

Net assets                                                       $122,707,294

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($92,090,482 [DIV] 11,177,007 shares)                           $8.24
Class B ($25,497,803 [DIV] 3,406,216 shares)                            $7.49
Class C ($2,887,534 [DIV] 385,636 shares)                               $7.49
Class I ($2,231,475 [DIV] 264,331 shares)                               $8.44

Maximum offering price per share
Class A 1 ($8.24 [DIV] 95%)                                             $8.67

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
April 30, 2005
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends                                                            $250,201
Securities lending                                                     72,583
Interest                                                               21,878

Total investment income                                               344,662

Expenses
Investment management fees                                            548,977
Class A distribution and service fees                                 150,063
Class B distribution and service fees                                 158,237
Class C distribution and service fees                                  15,468
Class A, B and C transfer agent fees                                  341,928
Class I transfer agent fees                                               615
Printing                                                               36,070
Registration and filing fees                                           26,022
Professional fees                                                      17,876
Custodian fees                                                         16,988
Accounting and legal services fees                                     15,141
Miscellaneous                                                          13,682
Securities lending fees                                                 3,367
Trustees' fees                                                          2,313
Interest                                                                1,383

Total expenses                                                      1,348,130
Less expense reductions                                               (34,200)

Net expenses                                                        1,313,930

Net investment loss                                                  (969,268)

Realized and unrealized gain (loss)
Net realized gain on investments                                    1,077,676
Change in net unrealized appreciation (depreciation)
of investments                                                       (810,210)

Net realized and unrealized gain                                      267,466

Decrease in net assets from operations                              ($701,802)

1 Semiannual period from 11-1-04 through 4-30-05.


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                         Year        Period
                                                        ended         ended
                                                     10-31-04       4-30-05 1
Increase (decrease) in net assets
From operations

Net investment loss                               ($2,502,591)    ($969,268)
Net realized gain                                  16,496,734     1,077,676
Change in net unrealized
appreciation (depreciation)                       (16,196,116)     (810,210)

Decrease in net assets resulting
from operations                                    (2,201,973)     (701,802)
From Fund share transactions                      (21,349,161)  (13,919,247)

Net assets
Beginning of period                               160,879,477   137,328,343

End of period 2                                  $137,328,343  $122,707,294

1 Semiannual period from 11-1-04 through 4-30-05. Unaudited.

2 Includes accumulated net investment loss of $21,361 and $990,629, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                   10-31-00    10-31-01    10-31-02    10-31-03    10-31-04     4-30-05 1
Per share operating performance
Net asset value,
beginning of period                              $12.85      $16.03       $7.66       $6.47       $8.43       $8.33
Net investment loss 2                             (0.17)      (0.12)      (0.11)      (0.11)      (0.12)      (0.05)
Net realized and unrealized
gain (loss) on investments                         4.23       (7.48)      (1.08)       2.07        0.02       (0.04)
Total from
investment operations                              4.06       (7.60)      (1.19)       1.96       (0.10)      (0.09)
Less distributions
From net realized gain                            (0.88)      (0.77)         --          --          --          --
Net asset value,
end of period                                    $16.03       $7.66       $6.47       $8.43       $8.33       $8.24
Total return 3 (%)                                33.26      (49.87)     (15.54)      30.29       (1.19) 4    (1.08) 4,5

Ratios and supplemental data
Net assets, end of period
(in millions)                                      $176         $85         $85        $107         $98         $92
Ratio of expenses
to average net assets (%)                          1.46        1.63        1.89        1.98        1.75        1.75 6
Ratio of adjusted expenses
to average net assets 7 (%)                          --          --          --          --        1.79        1.80 6
Ratio of net investment loss
to average net assets (%)                         (1.08)      (1.13)      (1.52)      (1.62)      (1.44)      (1.25) 6
Portfolio turnover (%)                              146         211         267 8       183          75          21

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                   10-31-00    10-31-01    10-31-02    10-31-03    10-31-04     4-30-05 1
Per share operating performance
Net asset value,
beginning of period                              $12.22      $15.08       $7.13       $5.98       $7.74       $7.59
Net investment loss 2                             (0.27)      (0.18)      (0.16)      (0.15)      (0.17)      (0.08)
Net realized and unrealized
gain (loss) on investments                         4.01       (7.00)      (0.99)       1.91        0.02       (0.02)
Total from
investment operations                              3.74       (7.18)      (1.15)       1.76       (0.15)      (0.10)
Less distributions
From net realized gain                            (0.88)      (0.77)         --          --          --          --
Net asset value,
end of period                                    $15.08       $7.13       $5.98       $7.74       $7.59       $7.49
Total return 3 (%)                                32.30      (50.24)     (16.13)      29.43       (1.94) 4    (1.32) 4,5

Ratios and supplemental data
Net assets, end of period
(in millions)                                      $241        $101         $46         $48         $34         $25
Ratio of expenses
to average net assets (%)                          2.16        2.33        2.56        2.67        2.45        2.45 6
Ratio of adjusted expenses
to average net assets 7 (%)                          --          --          --          --        2.49        2.50 6
Ratio of net investment loss
to average net assets (%)                         (1.78)      (1.83)      (2.20)      (2.31)      (2.14)      (1.94) 6
Portfolio turnover (%)                              146         211         267 8       183          75          21


See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                   10-31-00    10-31-01    10-31-02    10-31-03    10-31-04     4-30-05 1
Per share operating performance
Net asset value,
beginning of period                              $12.21      $15.07       $7.13       $5.99       $7.74       $7.59
Net investment loss 2                             (0.27)      (0.18)      (0.16)      (0.15)      (0.17)      (0.08)
Net realized and unrealized
gain (loss) on investments                         4.01       (6.99)      (0.98)       1.90        0.02       (0.02)
Total from
investment operations                              3.74       (7.17)      (1.14)       1.75       (0.15)      (0.10)
Less distributions
From net realized gain                            (0.88)      (0.77)         --          --          --          --
Net asset value,
end of period                                    $15.07       $7.13       $5.99       $7.74       $7.59       $7.49
Total return 3 (%)                                32.32      (50.21)     (15.99)      29.22       (1.94) 4    (1.32) 4,5

Ratios and supplemental data
Net assets, end of period
(in millions)                                        $5          $3          $2          $3          $3          $3
Ratio of expenses
to average net assets (%)                          2.16        2.33        2.58        2.68        2.45        2.45 6
Ratio of adjusted expenses
to average net assets 7 (%)                          --          --          --          --        2.49        2.50 6
Ratio of net investment loss
to average net assets (%)                         (1.80)     ( 1.83)      (2.21)      (2.32)      (2.14)      (1.95) 6
Portfolio turnover (%)                              146         211         267 8       183          75          21

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS I SHARES

Period ended                                   10-31-02 9  10-31-03    10-31-04     4-30-05 1
Per share operating performance
Net asset value,
beginning of period                               $8.16       $6.51       $8.54       $8.50
Net investment loss 2                             (0.06)      (0.06)      (0.06)      (0.02)
Net realized and unrealized
gain (loss) on investments                        (1.59)       2.09        0.02       (0.04)
Total from
investment operations                             (1.65)       2.03       (0.04)      (0.06)
Net asset value,
end of period                                     $6.51       $8.54       $8.50       $8.44
Total return 3 (%)                               (20.22) 5    31.18       (0.47)      (0.71) 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                        $3          $3          $3          $2
Ratio of expenses
to average net assets (%)                          1.46 6      1.22        1.02        1.04 6
Ratio of net investment loss
to average net assets (%)                         (1.00) 6    (0.85)      (0.71)      (0.54) 6
Portfolio turnover (%)                              267 8       183          75          21


1 Semiannual period from 11-1-04 through 4-30-05. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

8 Excludes merger activity.

9 Class I shares began operations on 3-1-02.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

Note A
Accounting policies

John Hancock Mid Cap Growth Fund (the "Fund") is a diversified series of John Hancock Invest ment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Invest ment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2005.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At April 30, 2005, the Fund loaned securities having a market value of $30,378,855 collateralized by cash in the amount of $30,986,432. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $92,779,923 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2008 -- $821,684, October 31, 2009 -- $66,951,793 and October 31, 2010 -- $25,006,446. Availability of a
certain amount of loss carryforward, which was acquired on June 7, 2002, in a merger, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the period ended April 30, 2005, JH Funds received net up-front sales charges of $33,991 with regard to sales of Class A shares. Of this amount, $3,972 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $22,498 was paid as sales commissions to unrelated broker-dealers and $7,521 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2005, CDSCs received by JH Funds amounted to $45,147 for Class B shares and $156 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature
Services,

Inc. ("Signature Services"), an indirect subsidiary of JHLICo.
For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $34,200 for the period ended April 30, 2005. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $15,141. The Fund also paid the Adviser the amount of $127 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as another asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                            Year ended 10-31-04            Period ended 4-30-05 1
                        Shares           Amount         Shares           Amount
Class A shares
Sold                 1,967,512      $16,799,745        897,408       $7,855,208
Repurchased         (2,857,998)     (24,115,884)    (1,471,166)     (12,940,859)
Net decrease          (890,486)     ($7,316,139)      (573,758)     ($5,085,651)

Class B shares
Sold                   902,062       $6,933,222        219,309       $1,754,778
Repurchased         (2,635,622)     (20,261,037)    (1,285,946)     (10,255,704)
Net decrease        (1,733,560)    ($13,327,815)    (1,066,637)     ($8,500,926)

Class C shares
Sold                   120,684         $934,329         43,585         $350,838
Repurchased           (144,186)      (1,101,394)       (50,808)        (408,521)
Net decrease           (23,502)       ($167,065)        (7,223)        ($57,683)

Class I shares
Sold                    57,520         $502,107         18,869         $169,802
Repurchased           (120,524)      (1,040,249)       (49,681)        (444,789)
Net decrease           (63,004)       ($538,142)       (30,812)       ($274,987)

Net decrease        (2,710,552)    ($21,349,161)    (1,678,430)    ($13,919,247)


1 Semiannual period from 11-1-04 through 4-30-05. Unaudited.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2005, aggregated $28,238,906 and $44,097,433, respectively.

The cost of investments owned on April 30, 2005, including short-term investments, for federal income tax purposes, was $146,160,865. Gross unrealized appreciation and depreciation of investments aggregated $18,598,634 and $9,258,291, respectively, resulting in net unrealized appreciation of $9,340,343.

Note E
Shareholder meeting

On December 1, 2004, a Special Meeting of shareholders of the Fund was held to elect nine Trustees effective January 1, 2005.

Proxies covering 11,700,644 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                 WITHHELD
                                     FOR        AUTHORITY
---------------------------------------------------------------------
James F. Carlin               11,442,183          258,461
Richard P. Chapman, Jr.       11,459,078          241,566
William H. Cunningham         11,441,776          258,868
Ronald R. Dion                11,451,594          249,050
Charles L. Ladner             11,460,509          240,135
Dr. John A. Moore             11,461,587          239,057
Patti McGill Peterson         11,435,141          265,503
Steven R. Pruchansky          11,461,625          239,019
James A. Shepherdson          11,459,267          241,377

OUR FAMILY
OF FUNDS

--------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Greater China Opportunities Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

--------------------------------------------------------
Sector                Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

--------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

--------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

--------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhfunds.com/edelivery

OUR WEB SITE

A wealth of information --
www.jhfunds.com

View the latest information for your account.
------------------------------------------------
Transfer money from one account to another.
------------------------------------------------
Get current quotes for major market indexes.
------------------------------------------------
Use our online calculators to help you with your
financial goals.
------------------------------------------------
Get up-to-date commentary from John Hancock Funds
investment experts.
------------------------------------------------
Access forms, applications and tax information.
------------------------------------------------

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov

Trustees

Charles L. Ladner, Chairman*
James F. Carlin
Richard P. Chapman, Jr.*
William H. Cunningham
Ronald R. Dion
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith,
USMC (Ret.)

*Members of the Audit Committee

Officers

James A. Shepherdson
President and
Chief Executive Officer

William H. King
Vice President and Treasurer

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet    www.jhfunds.com

Mail        Regular mail:                          Express mail:
            John Hancock                           John Hancock
            Signature Services, Inc.               Signature Services, Inc.
            1 John Hancock Way, Suite 1000         Mutual Fund Image Operations
            Boston, MA 02217-1000                  529 Main Street
                                                   Charlestown, MA 02129

Phone       Customer service representatives       1-800-225-5291
            24-hour automated information          1-800-338-8080
            TDD line                               1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
Mid Cap Growth Fund.

390SA 4/05
      6/05

JOHN HANCOCK
International Fund

4.30.2005

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 14

For more information
page 29


Dear Fellow Shareholders,

After advancing for a second straight year in 2004, the stock market pulled back in the first four months of 2005. For much of 2004 the market had been in the doldrums as investors fretted about rising oil prices, higher interest rates, the war in Iraq and a closely contested presidential race. But the year ended on a high note with a sharp rally sparked by a definitive end to the U.S. presidential election and moderating oil prices.

Investors were brought back down to earth in January, however, as the market declined in three of the four weeks and produced negative results for the month in a broad-based move downward. Rising oil prices and interest rates, and concerns about less robust corporate earnings growth were among the culprits that kept investors on the sidelines. Investors began to re-enter the market in February, reversing January's decline. But as the month progressed into March and April investors again grew concerned about further spikes in oil prices and rising interest rates. As a result, the first four months of 2005 ended with the major indexes in the red. By the end of April, the Dow Jones Industrial Average had returned -4.81%, the S&P 500 Index returned -4.00%, while the Nasdaq Composite Index fell by 11.67%. Bonds performed slightly better, managing to produce positive results, with the Lehman Brothers Aggregate Bond Index returning 0.87%.

In October, you may recall we requested your vote on a proposal regarding the election of your fund's Board of Trustees. We are pleased to report that shareholders overwhelmingly approved the proposal, which became effective January 1, 2005. As a result, all open-end John Hancock funds now have the same Board of Trustees, comprised of ten members -- nine of them, including the Chairman, are independent Trustees with no direct or indirect interest in John Hancock Advisers, LLC, your fund's investment adviser. We believe this move is a way to improve the effectiveness of the Trustees' oversight of the funds, and we are grateful for your support.

Sincerely,

/S/ James A. Shepherdson

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of April 30, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks long-term growth of capital by normally investing at least 80% of its assets in stocks of foreign companies.

Over the last six months

* International stock markets produced strong results, outperforming U.S. equity markets.

* The Fund's holdings in Canada, Hong Kong and the Netherlands were major sources of relative strength, primarily due to stock selection.

* The Fund's focus on growth stocks was a source of weakness, as value stocks continued to outperform growth stocks.

[Bar chart with heading "John Hancock International Fund." Under the heading is a note that reads "Fund performance for the six months ended April 30, 2005." The chart is scaled in increments of 3% with 0% at the bottom and 9% at the top. The first bar represents the 8.03% total return for Class A. The second bar represents the 7.69% total return for Class B. The third bar represents the 7.69% total return for Class C. The fourth bar represents the 8.43% total return for Class I. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above."]

Top 10 holdings

 3.1%   Vodafone Group Plc
 3.1%   Morrison (WM) Supermarkets Plc
 2.7%   Koninklijke Numico N.V.
 2.5%   Sanofi-Aventis SA
 2.4%   Sumitomo Mitsui Financial Group, Inc.
 2.4%   Esprit Holdings Ltd.
 2.4%   ENI Spa
 2.4%   Merck KGaA
 2.2%   Japan Tobacco, Inc.
 2.2%   Roche Holding AG

As a percentage of net assets on April 30, 2005.

BY HORACIO A. VALEIRAS, CFA, FOR THE NICHOLAS-APPLEGATE
CAPITAL MANAGEMENT PORTFOLIO MANAGEMENT TEAM

MANAGERS' REPORT

JOHN HANCOCK
International Fund

International stock markets turned in a strong performance for the six months ended April 30, 2005. While registering gains during the period, equity prices lacked a clear direction, as both positive and negative factors influenced investor sentiment. The U.S. dollar weakened against a basket of foreign currencies, enhancing international equity performance when translated into dollar terms.

In Japan, the world's second-largest economy, equities posted increases but trailed the broad market, as measured by the MSCI All Country World Ex-U.S. Index. Japan's economic recovery stalled in 2004 as exports slowed on softer global demand. Weakness continued into 2005, with retail sales, industrial production and a key measure of business confidence failing to meet expectations. Positive trends in company fundamentals, including rising earnings and strengthening balance sheets, helped drive equity prices higher during the six-month period.

"International stock markets
 turned in a strong performance
 for the six months ended
 April 30, 2005."

The investment environment was similar in Europe. Continental European economies continued to struggle -- particularly Germany, where the unemployment rate hit a record high of 12%. After rising 3.1% in 2004, economic activity in the United Kingdom slowed in the first quarter of 2005 amid a drop in industrial production. However, European corporate profits were close to a 25-year high as a percentage of GDP, contributing to equity gains in the region and modest outperformance of the MSCI All Country World Ex-U.S. Index.

Stocks in emerging markets delivered the best returns, despite a 1.0% increase in short-term U.S. interest rates. Higher U.S. rates have traditionally encouraged capital to flow away from developing nations, putting pressure on their currencies and increasing borrowing costs. However, policy reforms and debt restructuring have made a number of countries -- and companies -- more financially sound than in prior periods of U.S. monetary tightening. In addition, economies in many emerging countries experienced rapid growth, fueled by strong global demand for oil and other commodities.

Fund performance explained

For the six months ended April 30, 2005, John Hancock International Fund's Class A, Class B, Class C and Class I shares gained 8.03%, 7.69%, 7.69% and 8.43%, respectively, at net asset value. During the same period, the average international multi-cap growth fund rose 7.32%, according to Lipper, Inc.1, and the benchmark MSCI All Country World Ex-U.S. Index advanced 7.63%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

The Fund's holdings in the majority of countries and sectors of investment produced gains, resulting in a strong total return for the six-month period. On a relative basis, the Fund slightly outperformed both its Lipper peer group average and the MSCI All Country World Ex-U.S. Index. The Fund's holdings in Canada, Hong Kong and the Netherlands were major sources of relative strength, primarily due to favorable stock selection. Issue selection among consumer discretionary and telecommunications services stocks also benefited relative results, as did an overweight in health care, a sector which outperformed the broad market.

"The Fund's holdings in the
 majority of countries and sectors
 of investment produced gains..."

In contrast, stock selection in the United Kingdom, France, Switzerland and the materials and financial sectors negatively affected performance versus the index. The fact that value stocks outperformed growth stocks during the period was another source of relative weakness. Consistent with our investment philosophy, the Fund's holdings are concentrated in growth stocks, while the style-neutral MSCI All Country World Ex-U.S. Index includes both growth and value names.

Top-performing positions included Esprit Holdings, a Hong Kong specialty retailer that experienced significant gross margin expansion;

ASM International, a Dutch semiconductor equipment manufacturer which gained market share and we later sold it; and True Corporation, a Thai telecommunications services provider that benefited from rapid subscriber growth in its cellular subsidiary. Decliners included Actelion, a French biotechnology firm which withdrew a drug from its pipeline, and we sold it; HeidelbergCement, a German building materials manufacturer whose management provided a cautious outlook for 2005; and Italian-Thai Development, a Thailand-based construction company that faced several project-specific issues.

[Table at top left-hand side of page entitled "Sector distribution 2." The first listing is Financials - 19%, the second is Consumer discretionary - 15%, the third is Telecommunication services - 13%, the fourth is Consumer staples - 12%, the fifth is Health care - 10%, the sixth is Industrials - 9%, the seventh is Energy - 7%, the eighth is Materials - 6%, the ninth is Information technology - 5% and the tenth is Utilities - 2%.]

Fund moves

As a result of our stock-by-stock investment decisions, there were some changes to the Fund's country and sector weightings during the period. For example, we reduced holdings in the Asia Pacific region, most notably in Japan and Australia, and increased exposure to developed European countries where we found more promising growth opportunities. Changes in sector weightings included a decrease in the Fund's consumer discretionary, financials and information technology positions and an increase in consumer staples and health care stocks.

[Bar chart at middle of page with heading "Top five countries 2." The chart is divided into five sections: Japan 17%, United Kingdom 16%, France 9%, Germany 8% and Switzerland 8%.]

The Fund's holdings remained well diversified across countries and sectors as of April 30, 2005, despite these shifts. Compared to the MSCI All Country World Ex-U.S. Index, the Fund was underweight stocks in Latin America and developed European and Asian Pacific countries and overweight companies in emerging Asian nations, particularly China. The Fund was underweight financials, utilities and energy and overweight telecommunications services, consumer staples and consumer discretionary companies.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performanceand what's behind the numbers." The first listing is Esprit Holdings followed by an up arrow with the phrase "Significant gross margin expansion." The second listing is True Corporation followed by an up arrow with the phrase "Rapid subscriber growth in cellular subsidiary." The third listing is HeidelbergCement followed by a down arrow with the phrase "Management provides cautious outlook."]

Outlook

Our outlook for international equities is mixed over the remainder of 2005. Economic data for Japan continues to deteriorate, and growth in continental Europe remains tepid, restrained by weak consumer spending. Recent slowing in the information technology sector has negative implications for technology-dependent markets in emerging Asia, such as Taiwan and South Korea. On the other hand, economic activity is strong in many parts of the world, including India and China. In addition, corporate profits in Japan remain robust, and many European businesses are flush with cash, offering the potential for higher dividend payouts, company stock repurchases and mergers and acquisitions activity.

"...we believe companies that can
 deliver strong earnings growth should
 once again command a
 premium valuation relative
 to others."

In this environment, we believe companies that can deliver strong earnings growth should once again command a premium valuation relative to others. Following several years of growth-stock underperformance, the valuation difference between growth and value globally is at its lowest level since the early 1990s. We also believe this kind of environment is ideal for stock selection, particularly for investing in companies where positive change is leading to increased earnings estimates.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. The team's statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on 4-30-05.

A LOOK AT
PERFORMANCE

For the period ended
April 30, 2005

                              Class A      Class B      Class C      Class I 1
Inception date                 1-3-94       1-3-94       6-1-98       3-1-02

Average annual returns with maximum sales charge (POP)
One year                         4.49%        4.25%        8.25%       10.82%
Five years                      -8.89        -8.97        -8.62           --
Ten years                       -0.89        -0.97           --           --
Since inception                    --           --        -3.97         6.42

Cumulative total returns with maximum sales charge (POP)
Six months                       2.59         2.69         6.69         8.43
One year                         4.49         4.25         8.25        10.82
Five years                     -37.24       -37.49       -36.30           --
Ten years                       -8.59        -9.32           --           --
Since inception                    --           --       -24.42        21.76

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund's current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund's Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share prospectus.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the MSCI All Country World Ex-U.S. Index.

[Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the MSCI All Country World Ex-U.S. Index and is equal to $13,716 as of April 30, 2005. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund, before sales charge, and is equal to $9,621 as of April 30, 2005. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $9,141 as of April 30, 2005.]


                                    Class B 1    Class C 1    Class I 2
Period beginning                    4-30-95       6-1-98       3-1-02
International Fund                   $9,068       $7,558      $12,176
Index                                13,716       11,383       13,487

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C and Class I shares, respectively, as of April 30, 2005. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Morgan Stanley Capital International (MSCI) All Country World Ex-U.S. Index is an unmanaged index of freely traded stocks of foreign companies.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share prospectus.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on October 31, 2004, with the same investment held until April 30, 2005.

Account value                           Expenses paid
$1,000.00           Ending value        during period
on 10-31-04           on 4-30-05        ended 4-30-05 1

Class A                $1,080.30               $10.25
Class B                 1,076.90                13.85
Class C                 1,076.90                13.85
Class I                 1,084.30                 6.59

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2005 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on October 31, 2004, with the same investment held until April 30, 2005. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                           Expenses paid
$1,000.00           Ending value        during period
on 10-31-04           on 4-30-05        ended 4-30-05 1

Class A                $1,014.94                $9.93
Class B                 1,011.46                13.41
Class C                 1,011.46                13.41
Class I                 1,018.47                 6.38


Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.99%, 2.69%, 2.69% and 1.28% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
April 30, 2005
(unaudited)

This schedule is divided into three main categories: common stocks, securities-linked warrants and short-term investments. The common stocks and securities-linked warrants are further broken down by country. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares           Value
Common stocks 95.65%                                                                                      $93,214,706
(Cost $86,950,857)

Belgium 2.00%                                                                                               1,948,043
KBC Groupe SA (Diversified Banks)                                                              24,543       1,948,043

Canada 5.62%                                                                                                5,474,726
Cameco Corp. (Diversified Metals & Mining)                                                     41,900       1,645,016
Canadian Pacific Railway Ltd. (Railroads)                                                      30,400       1,064,648
Precision Drilling Corp. (Oil & Gas Drilling) (I)                                              16,700       1,205,239
Rogers Communications, Inc. (Broadcasting & Cable TV)                                          54,000       1,559,823

Cayman Islands 0.82%                                                                                          800,384
Global Bio-chem Technology Group Co., Ltd. (Biotechnology)                                  1,222,000         800,384

China 2.48%                                                                                                 2,418,719
China Telecom Corp. Ltd., American Depositary Receipts (ADR)
(Integrated Telecommunication Services)                                                        28,900         987,802
PetroChina Co., Ltd. (Integrated Oil & Gas)                                                 2,396,000       1,430,917

Egypt 0.99%                                                                                                   963,172
Orascom Telecom Holdings SAE, Global Depositary Receipts
(Integrated Telecommunication Services) (I)                                                    23,492         963,172

France 8.81%                                                                                                8,589,164
France Telecom SA (Integrated Telecommunication Services)                                      33,071         975,380
Lagardere SCA (Publishing)                                                                     13,416         973,341
Pinault-Printemps-Redoute SA (Department Stores)                                               18,733       1,850,588
Publicis Groupe (Advertising)                                                                  50,661       1,454,386
Sanofi-Aventis SA (Pharmaceuticals)                                                            26,888       2,388,688
Total SA (Integrated Oil & Gas)                                                                 4,244         946,781

See notes to
financial statements.


10


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Germany 8.36%                                                                                              $8,141,988
Adidas-Salomon AG (Apparel, Accessories & Luxury Goods)                                         6,256         977,953
Bayer AG (Diversified Chemicals)                                                               49,761       1,651,600
Bayerische Motoren Werke (BMW) AG (Automobile Manufacturers)                                   35,591       1,511,503
HeidelbergCement AG (Construction Materials)                                                   12,339         717,603
Hypo Real Estate Holdings AG (Thrifts & Mortgage Finance)                                      23,471         975,778
Merck KGaA (Pharmaceuticals)                                                                   30,206       2,307,551

Greece 2.16%                                                                                                2,106,087
Coca-Cola Hellenic Bottling Co. S.A. (Soft Drinks)                                             39,710       1,076,818
Hellenic Telecommunications Organization SA
(Intergrated Telecommunication Services)                                                       54,910       1,029,269

Hong Kong 4.03%                                                                                             3,926,712
Esprit Holdings Ltd. (Apparel Retail)                                                         313,800       2,337,555
Foxconn International Holdings Ltd. (Communications Equipment) (I) 2,650,000                                1,589,157

Indonesia 0.90%                                                                                               876,417
PT Indosat Tbk (ADR) (Integrated Telecommunication Services)                                   38,900         876,417

Israel 0.85%                                                                                                  824,137
Makhteshim-Agan Industries Ltd. (Diversified Chemicals)                                       131,584         824,137

Italy 4.05%                                                                                                 3,944,458
ENI Spa (Integrated Oil & Gas)                                                                 91,784       2,315,395
Mediobanca SpA (Investment Banking & Brokerage)                                                98,770       1,629,063

Japan 16.99%                                                                                               16,560,987
Asahi Glass Co., Ltd. (Building Products)                                                     119,000       1,317,505
Canon, Inc. (Office Electronics)                                                               27,900       1,450,275
Eisai Co., Ltd. (Pharmaceuticals)                                                              30,100       1,002,276
Fuji Photo Film Co., Ltd. (Photographic Products)                                              30,100         992,318
Japan Tobacco, Inc. (Tobacco)                                                                     170       2,187,964
Mitsubishi Estate Co., Ltd. (Real Estate Management & Development)                            155,000       1,665,987
Mitsubishi Tokyo Financial Group, Inc. (Diversified Banks)                                        205       1,770,750
Shin-Etsu Chemcial Co., Ltd. (Specialty Chemicals)                                             37,600       1,385,355
Sumitomo Mitsui Financial Group, Inc. (Diversified Banks)                                         364       2,348,005
Tokyo Gas Co., Ltd. (Gas Utilities)                                                           315,000       1,263,933
Toppan Printing Co., Ltd. (Commercial Printing)                                               108,000       1,176,619

Luxembourg 2.00%                                                                                            1,950,104
Millicom International Cellular SA (Wireless Telecommunication Services) (I)                   48,900         870,909
Stolt Offshore SA (Oil & Gas Equipment & Services) (I)                                        146,000       1,079,195

See notes to
financial statements.


11


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Netherlands 2.69%                                                                                          $2,617,235
Royal Numico NV (Packaged Foods & Meats) (I)                                                   63,058       2,617,235

Norway 0.93%                                                                                                  910,830
Telenor ASA (Integrated Telecommunication Services)                                           108,800         910,830

South Korea 1.88%                                                                                           1,832,509
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (Marine)                                    46,940         846,554
LG Electronics, Inc. (Consumer Electronics)                                                    14,670         985,955

Spain 3.49%                                                                                                 3,405,573
Banco Bilbao Vizcaya Argentaria SA (Diversified Banks)                                        106,289       1,651,465
Gestevision Telecinco SA (Broadcasting & Cable TV)                                             76,401       1,754,108

Switzerland 8.22%                                                                                           8,005,645
Adecco SA (Employment Services)                                                                31,660       1,537,476
Roche Holding AG (Pharmaceuticals)                                                             17,473       2,122,523
Straumann AG (Health Care Equipment)                                                            4,735       1,025,831
Swiss Life Holding (Life & Health Insurance) (I)                                                9,832       1,361,418
UBS AG (Diversified Capital Markets)                                                           24,393       1,958,397

Thailand 2.25%                                                                                              2,196,623
Italian-Thai Development Public Co., Ltd. (Construction & Engineering) 3,224,000                              757,371
True Corp. Pcl (Integrated Telecommunication Services) (I)                                  5,978,200       1,439,252

United Kingdom 16.13%                                                                                      15,721,193
Allied Domecq Plc (Distillers & Vintners)                                                      76,862       1,009,240
ARM Holdings Plc (Semiconductors)                                                             739,734       1,351,203
Diageo Plc (Distillers & Vintners)                                                            121,696       1,805,760
easyJet Plc (Airlines) (I)                                                                    191,390         802,037
Man Group Plc (Asset Management & Custody Banks)                                               72,272       1,684,712
Morrison (Wm) Supermarkets Plc (Food Retail)                                                  808,144       3,011,140
Premier Farnell Plc (Technology Distributors)                                                 300,955         852,131
Royal Bank of Scotland Group Plc (Diversified Banks)                                           56,667       1,713,027
Taylor Woodrow Plc (Homebuilding)                                                              85,977         472,368
Vodafone Group Plc (Wireless Telecommunication Services)                                    1,153,696       3,019,575

See notes to
financial statements.


12


FINANCIAL STATEMENTS


Issuer                                                                                         Shares           Value
Securities-linked warrants 2.03%                                                                           $1,973,844
(Cost $2,045,563)

Taiwan 2.03%                                                                                                1,973,844
Far Eastone Telecommunications Co., Ltd.
(Wireless Telecommunication Services) (B)(I)(R)                                             1,610,000       1,973,844


                                                                                 Interest   Par value
Issuer, description, maturity date                                               rate           (000)           Value
Short-term investments 2.31%                                                                               $2,254,000
(Cost $2,254,000)

Joint Repurchase Agreement 2.31%                                                                            2,254,000
Investment in a joint repurchase agreement transaction
with Bank of America Corp. -- Dated 04-29-05
due 05-02-05 (secured by U.S. Treasury STRIPS due
11-15-10 thru 08-15-25)                                                          2.85%         $2,254       2,254,000

Total investments 99.99%                                                                                  $97,442,550

Other assets and liabilities, net 0.01%                                                                        $8,006

Total net assets 100.00%                                                                                  $97,450,556


(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(I) Non-income-producing security.

(R) Equity-linked warrant.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

April 30, 2005
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $91,250,420)                          $97,442,550
Cash                                                                      630
Foreign cash, at value (cost $6,330)                                    6,886
Receivable for investments sold                                       961,850
Receivable for shares sold                                             23,094
Dividends and interest receivable                                     296,010
Other assets                                                           13,636

Total assets                                                       98,744,656

Liabilities
Payable for investments purchased                                   1,028,724
Payable for shares repurchased                                        107,863
Payable to affiliates
Management fees                                                        80,707
Distribution and service fees                                           7,226
Other                                                                  26,005
Other payables and accrued expenses                                    43,575

Total liabilities                                                   1,294,100

Net assets
Capital paid-in                                                   152,708,721
Accumulated net realized loss on investments
and foreign currency transactions                                 (61,094,808)
Net unrealized appreciation of investments
and translation of assets and liabilities in
foreign currencies                                                  6,196,287
Accumulated net investment loss                                      (359,644)

Net assets                                                        $97,450,556

Net asset value per share
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($68,487,071 [DIV] 9,514,481 shares)                            $7.20
Class B ($24,156,141 [DIV] 3,629,475 shares)                            $6.66
Class C ($3,547,857 [DIV] 532,867 shares)                               $6.66
Class I ($1,259,487 [DIV] 170,270 shares)                               $7.40

Maximum offering price per share
Class A 1 ($7.20 [DIV] 95%)                                             $7.58

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
April 30, 2005
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (including $12,985 received from
affiliated issuers and net of foreign withholding
taxes of $57,310)                                                    $652,714
Interest                                                               14,939

Total investment income                                               667,653

Expenses
Investment management fees                                            442,448
Class A distribution and service fees                                 101,098
Class B distribution and service fees                                 128,312
Class C distribution and service fees                                  20,382
Class A, B and C transfer agent fees                                  248,148
Class I transfer agent fees                                               313
Custodian fees                                                         62,937
Printing                                                               31,153
Registration and filing fees                                           21,898
Professional fees                                                      19,791
Accounting and legal services fees                                     12,299
Miscellaneous                                                           9,249
Interest                                                                2,159
Trustees' fees                                                          1,472

Total expenses                                                      1,101,659
Less expense reductions                                               (24,098)

Net expenses                                                        1,077,561

Net investment loss                                                  (409,908)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments (including $339,764 net realized gain
on sales of investments in affiliated issuers)                     11,058,006
Foreign currency transactions                                        (500,043)

Change in net unrealized appreciation (depreciation) of
Investments                                                        (2,863,367)
Translation of assets and liabilities in foreign currencies            65,755

Net realized and unrealized gain                                    7,760,351

Increase in net assets from operations                             $7,350,443

1 Semiannual period from 11-1-04 through 4-30-05.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.
                                                           Year        Period
                                                          ended         ended
                                                       10-31-04       4-30-05 1
Increase (decrease) in net assets
From operations

Net investment loss                                   ($492,570)    ($409,908)
Net realized gain                                    16,578,291    10,557,963
Change in net unrealized
appreciation (depreciation)                          (8,094,661)   (2,797,612)

Increase in net assets
resulting from operations                             7,991,060     7,350,443

Distributions to shareholders
From net realized gain
Class A                                                      --    (1,112,572)
Class B                                                      --      (483,477)
Class C                                                      --       (70,732)
Class I                                                      --       (22,383)
                                                             --    (1,689,164)

From Fund share transactions                        (10,403,583)   (2,661,825)

Net assets
Beginning of period                                  96,863,625    94,451,102

End of period 2                                     $94,451,102   $97,450,556

1 Semiannual period from 11-1-04 through 4-30-05. Unaudited.

2 Includes accumulated net investment income (loss) of $50,264 and ($359,644), respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES


The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                   10-31-00    10-31-01    10-31-02    10-31-03    10-31-04     4-30-05 1
Per share operating performance
Net asset value,
beginning of period                              $10.95       $9.45       $6.18       $5.10       $6.21       $6.78
Net investment loss 2                             (0.04)      (0.05)      (0.04)      (0.04)      (0.02)      (0.02)
Net realized and unrealized
gain (loss) on investments                        (1.01)      (3.22)      (1.04)       1.15        0.59        0.56
Total from
investment operations                             (1.05)      (3.27)      (1.08)       1.11        0.57        0.54
Less distributions
From net realized gain                            (0.45)         --          --          --          --       (0.12)
Net asset value, end of period                    $9.45       $6.18       $5.10       $6.21       $6.78       $7.20
Total return 3,4 (%)                             (10.15)     (34.60)     (17.48)      21.76        9.18        8.03 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                       $15          $8          $6         $62         $64         $68
Ratio of expenses
to average net assets (%)                          1.88        2.23        2.38        2.45        2.04        1.99 6
Ratio of adjusted expenses
to average net assets 7 (%)                        3.44        3.83        4.43        3.00        2.07        2.04 6
Ratio of net investment loss
to average net assets (%)                         (0.43)      (0.65)      (0.68)      (0.63)      (0.27)      (0.62) 6
Portfolio turnover (%)                              163         278         228 8       216 8       201         100

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


Period ended                                   10-31-00    10-31-01    10-31-02    10-31-03    10-31-04     4-30-05 1
Per share operating performance
Net asset value,
beginning of period                              $10.55       $9.04       $5.86       $4.81       $5.81       $6.30
Net investment loss 2                             (0.12)      (0.10)      (0.08)      (0.07)      (0.06)      (0.05)
Net realized and unrealized
gain (loss) on investments                        (0.94)      (3.08)      (0.97)       1.07        0.55        0.53
Total from
investment operations                             (1.06)      (3.18)      (1.05)       1.00        0.49        0.48
Less distributions
From net realized gain                            (0.45)         --          --          --          --       (0.12)
Net asset value, end of period                    $9.04       $5.86       $4.81       $5.81       $6.30       $6.66
Total return 3,4 (%)                             (10.65)     (35.18)     (17.92)      20.79        8.43        7.69 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                       $12          $6          $5         $30         $26         $24
Ratio of expenses
to average net assets (%)                          2.57        2.93        3.08        3.15        2.74        2.69 6
Ratio of adjusted expenses
to average net assets 7 (%)                        4.13        4.53        5.13        3.70        2.77        2.74 6
Ratio of net investment loss
to average net assets (%)                         (1.13)      (1.34)      (1.38)      (1.28)      (0.98)      (1.35) 6
Portfolio turnover (%)                              163         278         228 8       216 8       201         100

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


Period ended                                   10-31-00    10-31-01    10-31-02    10-31-03    10-31-04     4-30-05 1
Per share operating performance
Net asset value,
beginning of period                              $10.57       $9.05       $5.87       $4.81       $5.81       $6.30
Net investment loss 2                             (0.11)      (0.10)      (0.08)      (0.06)      (0.06)      (0.05)
Net realized and unrealized
gain (loss) on investments                        (0.96)      (3.08)      (0.98)       1.06        0.55        0.53
Total from
investment operations                             (1.07)      (3.18)      (1.06)       1.00        0.49        0.48
Less distributions
From net realized gain                            (0.45)         --          --          --          --       (0.12)
Net asset value, end of period                    $9.05       $5.87       $4.81       $5.81       $6.30       $6.66
Total return 3,4 (%)                             (10.72)     (35.14)     (18.06)      20.79        8.43        7.69 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                        $1          $1          $1          $3          $4          $4
Ratio of expenses
to average net assets (%)                          2.57        2.93        3.08        3.15        2.73        2.69 6
Ratio of adjusted expenses
to average net assets 7 (%)                        4.13        4.53        5.13        3.70        2.76        2.74 6
Ratio of net investment loss
to average net assets (%)                         (1.07)      (1.35)      (1.38)      (1.11)      (0.96)      (1.37) 6
Portfolio turnover (%)                              163         278         228 8       216 8       201         100

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


Period ended                                          10-31-02 9       10-31-03      10-31-04     4-30-05 1
Per share operating performance
Net asset value,
beginning of period                                      $6.18            $5.12         $6.30       $6.94
Net investment income (loss) 2                           (0.01)            0.03          0.04          -- 10
Net realized and unrealized
gain (loss) on investments                               (1.05)            1.15          0.60        0.58
Total from
investment operations                                    (1.06)            1.18          0.64        0.58
Less distributions
From net realized gain                                      --               --            --       (0.12)
Net asset value, end of period                           $5.12            $6.30         $6.94       $7.40
Total return 3 (%)                                      (17.15) 4,5       23.05 4       10.16        8.43 5

Ratios and supplemental data
Net assets, end of period
(in millions)                                               $1               $1            $1          $1
Ratio of expenses
to average net assets (%)                                 2.04 6           1.60          1.17        1.28 6
Ratio of adjusted expenses
to average net assets 7 (%)                               4.09 6           2.15            --          --
Ratio of net investment income (loss)
to average net assets (%)                                (0.34) 6          0.58          0.60        0.09 6
Portfolio turnover (%)                                     228 8            216 8         201         100

 1 Semiannual period from 11-1-04 through 4-30-05. Unaudited.

 2 Based on the average of the shares outstanding.

 3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 5 Not annualized.

 6 Annualized.

 7 Does not take into consideration expense reductions during the periods shown.

 8 Excludes merger activity.

 9 Class I shares began operations on 3-1-02.

 10 Less than $0.01 per share.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

Note A
Accounting policies

John Hancock International Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the close of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency
translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended April 30, 2005.

Securities-linked warrants

The Fund may buy and sell securities-linked warrants. The Fund purchases the equity-linked and credit-linked warrants from a broker, who in turn purchases the underlying securities in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the underlying securities are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock or unit of fixed income security, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying investments. The warrants can be redeemed for 100% of the value of the underlying securities, less transaction costs. Securities-linked warrants are subject to risks related to the counterparty's ability to perform under the contract, and to the market risk of the underlying holding. The Fund may also suffer losses if it is unable to sell outstanding securities-linked warrants or reduce its exposure through offsetting transactions.

Forward foreign currency
exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had no open forward foreign currency exchange contracts on April 30, 2005.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $71,426,399 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2005 -- $99,966, October 31, 2006 -- $1,234,369, October 31, 2007 -- $442,948, October 31, 2008 --
$51,797,156, October 31, 2009 -- $13,925,126 and October 31, 2010 --
$3,926,834. Availability of a certain amount of the carryforwards, which were acquired in a merger on June 7, 2002, May 9, 2003 and on September 26, 2003, may be limited in a given year.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d)
0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has a subadvisory agreement with Nicholas-Applegate Capital Management LP. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 1.27% of the Fund's average daily net asset value, on an annual basis, at least until February 28, 2006. There were no expense reductions related to this total expense limitation for the period ended April 30, 2005. The Adviser reserves the right to terminate this limitation in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the period ended April 30, 2005, JH Funds received net up-front sales charges of $36,561 with regard to sales of Class A shares. Of this amount, $5,342 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $22,436 was paid as sales commissions to unrelated broker-dealers and $8,783 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended April 30, 2005, CDSCs received by JH Funds amounted to $27,559 for Class B shares and $5,062 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to limit Class A, Class B and Class C shares transfer agent fees to 0.78% of each class's average daily net asset value, at least until February 28, 2006. There were no transfer agent fee reductions under this limitation during the period ended April 30, 2005. Signature Services also agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $24,098 for the period ended April 30, 2005. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $12,299. The Fund also paid the Adviser the amount of $114 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and officer of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.


                                 Year ended 10-31-04          Period ended 4-30-05 1
                              Shares          Amount        Shares          Amount
Class A shares
Sold                       1,973,699     $13,194,450     1,076,117      $7,900,849
Reinvested                        --              --       153,373       1,067,479
Repurchased               (2,637,147)    (17,370,134)   (1,111,414)     (8,050,344)
Net increase (decrease)     (663,448)    ($4,175,684)      118,076        $917,984

Class B shares
Sold                       1,369,403      $8,533,931       469,356      $3,214,128
Reinvested                        --              --        71,179         459,815
Repurchased               (2,491,843)    (15,289,617)     (985,842)     (6,651,183)

Net decrease              (1,122,440)    ($6,755,686)     (445,307)    ($2,977,240)

Class C shares
Sold                         317,706      $1,985,539       157,003        $994,350
Reinvested                        --              --           491          69,404
Repurchased                 (254,252)     (1,557,702)     (229,215)     (1,555,107)
Net increase (decrease)       63,454        $427,837       (71,721)      ($491,353)

Class I shares
Sold                          42,406        $290,627        30,937        $233,048
Reinvested                        --              --         3,135          22,383
Repurchased                  (28,340)       (190,677)      (49,545)       (366,647)
Net increase (decrease)       14,066         $99,950       (15,473)      ($111,216)

Net decrease              (1,708,368)   ($10,403,583)     (414,425)    ($2,661,825)


1 Semiannual period from 11-1-04 through 4-30-05. Unaudited.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2005, aggregated $97,102,565 and $102,067,104, respectively.

The cost of investments owned on April 30, 2005, including short-term investments, for federal income tax purposes, was $91,341,041. Gross unrealized appreciation and depreciation of investments aggregated $8,857,796 and $2,756,287, respectively, resulting in net unrealized appreciation of $6,101,509. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 2005 is set forth below.

                         Beginning    Ending
                             share     share    Realized    Dividend    Ending
Affiliate                   amount    amount        gain      income     value

Asustek Computer, Inc.
GDR 144A:
bought none;
sold 469,260               469,260        --    $339,764     $12,985        --

Note F
Shareholder meeting

On December 1, 2004, a Special Meeting of shareholders of the Fund was held to elect nine Trustees effective January 1, 2005.

Proxies covering 10,166,622 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                  WITHHELD
                                    FOR          AUTHORITY
--------------------------------------------------------------------
James F. Carlin               9,776,216            390,406
Richard P. Chapman, Jr.       9,796,179            370,443
William H. Cunningham         9,763,608            403,014
Ronald R. Dion                9,778,953            387,669
Charles L. Ladner             9,790,396            376,226
Dr. John A. Moore             9,796,412            370,210
Patti McGill Peterson         9,758,408            408,214
Steven R. Pruchansky          9,795,461            371,161
James A. Shepherdson          9,800,075            366,547

OUR FAMILY
OF FUNDS

---------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Greater China Opportunities Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

---------------------------------------------------------
Sector                Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund
---------------------------------------------------------

Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund
---------------------------------------------------------

Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund
---------------------------------------------------------

Money Market          Money Market Fund
                      U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site        On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov

Trustees

Charles L. Ladner, Chairman*
James F. Carlin
Richard P. Chapman, Jr.*
William H. Cunningham
Ronald R. Dion
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky
James A. Shepherdson
Lt. Gen. Norman H. Smith,
USMC (Ret.)

*Members of the Audit Committee

Officers

James A. Shepherdson
President and
Chief Executive Officer

William H. King
Vice President and Treasurer

Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Sub-Investment adviser

Nicholas-Applegate Capital
Management, LLC
600 West Broadway
San Diego, CA 92101

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

The Fund's investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291, or visit the Fund's Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet  www.jhfunds.com

Mail      Regular mail:                           Express mail:
          John Hancock                            John Hancock
          Signature Services, Inc.                Signature Services, Inc.
          1 John Hancock Way, Suite 1000          Mutual Fund Image Operations
          Boston, MA 02217-1000                   529 Main Street
                                                  Charlestown, MA 02129

Phone     Customer service representatives        1-800-225-5291
          24-hour automated information           1-800-338-8080
          TDD line                                1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of John Hancock
International Fund.


400SA  4/05
       6/05

ITEM 2.  CODE OF ETHICS.

As of the end of the period, April 30, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for "heightened preclearance" with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend
nominees to the registrant's Board of Trustees.   A copy of the procedures
is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds - Administration Committee Charter" and "John Hancock Funds - Governance Committee Charter".

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter" and "John Hancock Funds - Governance Committee Charter".

(c)(2) Contact person at the registrant.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust III


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    June 30, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
    ------------------------------
    James A. Shepherdson
    President and Chief Executive Officer

Date:    June 30, 2005


By:
    ------------------------------
    William H. King
    Vice President and Treasurer

Date:    June 30, 2005